Exhibit 99.1

Contact at 214/432-2000

Michael R. Haack
President and Chief Executive Officer
D. Craig Kesler
Executive Vice President & CFO
Robert S. Stewart
Executive Vice President

News for Immediate Release

Eagle Materials Announces Selection of Chairman and CEO

for Independent Companies after Spin-off

(DALLAS — February 11, 2020): The Eagle Materials Inc. (NYSE: EXP) Board of Directors approved a plan in 2019 to separate its Heavy and Light Materials businesses into independent, publicly-traded companies by means of a tax-free spin-off to Eagle shareholders. Significant progress has been made on this plan since the announcement, and the Company continues to target the summer of 2020 for the completion of the separation.

Today the Board of Directors announced the selection of the Chairman and CEO for each of the two companies, which would become effective upon the completion of the spin-off.

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The Heavy Materials business will be spun-off and will be named Eagle Materials Inc. Mike Nicolais, current Eagle Materials Chairman, will become Chairman of the Board of the spun-off company, and Eagle Materials current President and CEO, Michael Haack, will become President and CEO.

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The Light Materials business will be named American Gypsum Company. Dave Powers, former Eagle Materials CEO and current Eagle Materials board member, will become the Chairman of American Gypsum. Craig Kesler, current CFO of Eagle Materials, will become the President and CEO of American Gypsum.

These decisions lay the ground-work for further decision-making with respect to the separation that will be made and communicated over the coming months, including decisions pertaining to matters such as the broader leadership teams and the capital structures for the two companies.

Mike Nicolais, Eagle’s Chairman, remarked, “It is a Board imperative that both companies be launched this year with the experienced leadership required to assure continued success and to provide continuity on the factors that have made these businesses the benchmark operating performers in their respective industries. We are fortunate to have great leadership options due to the strength and experience in our ranks. Dave Powers led the American Gypsum organization for 11 years before becoming the President and CEO of Eagle Materials. Craig Kesler is a 16-year Eagle veteran and has served as CFO for the past 11 years. This degree of continuity and directly-relevant experience gives us every confidence that the transition to creating two separate, top-performing companies will be seamless and that both companies will continue to generate value for all shareholders.”

Heavy Materials Business

After the separation, the Company’s existing Heavy Materials business, a US-heartland cement-plant system with complementary concrete, aggregates and sand operations, is expected to continue to produce strong margins and significant cash flows. Eagle will remain focused on low-cost production, operate in key US geographies with favorable market dynamics and drive profitable growth through both strategic acquisitions and the organic development of its asset network. The business enjoys long-lived, owned raw material reserves that will sustain its operations over the long term. This business will operate as a distinct pure-play, US-only cement company with excellent future prospects as the largest US-owned producer. The Company continues to evaluate strategic alternatives with respect to its frac sand business.

Light Materials Business

Upon separation, Eagle’s existing Light Materials business is expected to continue to be a benchmark producer of gypsum wallboard and recycled paperboard. This business has a long track-record of superior margin performance and free cash flow generation, driven by its sustainable low-cost producer positions in US sunbelt markets, and has uniquely distinguished itself through industry business cycles. The business includes an integrated paperboard mill that utilizes advanced technologies to supply the wallboard plants with high-performing, low-cost facing paper. The business enjoys long-lived raw material reserves as well as industry leading levels of customer satisfaction.

Conditions

Upon completion of the transaction, each company is expected to be publicly listed and traded on the New York Stock Exchange. Both companies are expected to remain headquartered in Dallas, TX.

The transaction is subject to certain conditions, including, among others, obtaining final approval by Eagle’s Board of Directors, receipt of a favorable opinion of tax advisors with respect to the tax-free nature of the transaction for US federal income tax purposes and effectiveness of a Form 10 registration statement to be filed with the US Securities and Exchange Commission. Eagle may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.

About Eagle Materials Inc.

Eagle Materials Inc. manufactures and distributes Cement, Gypsum Wallboard, Recycled Paperboard, Concrete, Aggregates and Sand from more than 75 facilities across the US. Eagle is headquartered in Dallas, Texas.

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Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; availability of raw materials; changes in energy costs including, without limitation, natural gas, coal and oil; changes in the cost and availability of transportation; unexpected operational difficulties, including unexpected maintenance costs, equipment downtime and interruption of production; material nonpayment or non-performance by any of our key customers; fluctuations in or changes in the nature of activity in the oil and gas industry, including fluctuations in the level of fracturing activities and the demand for frac sand and changes in processes or substitutions in materials used in well fracturing; inability to timely execute announced capacity expansions; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of the Company’s markets; competition; a cyber-attack or data security breach; announced increases in capacity in the gypsum wallboard, cement and frac sand industries; changes in the demand for residential housing construction or commercial construction; risks related to pursuit of acquisitions, joint ventures and other transactions; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil) could affect the revenue and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s result of operations. With respect to our proposed acquisition of certain assets from Kosmos Cement Company as described in this press release, factors, risks and uncertainties that may cause actual events and developments to vary materially from those anticipated in such forward-looking statements include, but are not limited to, the inability to complete the acquisition within the expected time frame, or at all, failure to realize expected synergies from or other benefits of the transaction, possible negative effects resulting from consummation of the transaction, significant transaction or ownership transition costs, unknown liabilities or other adverse developments affecting the assets to be acquired and the target business, including the effect on the target business of the same or similar factors discussed above to which our Heavy Materials business is subject. Finally, the proposed separation of our Heavy Materials and Light Materials businesses into two independent, publicly traded corporations is subject to various risks and uncertainties, and may not be completed on the terms or timeline currently contemplated, or at all. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and subsequent quarterly and annual reports upon filing. These reports are filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

For additional information, contact at 214-432-2000

Michael Haack

President and CEO

D. Craig Kesler

Executive Vice President and CFO

Robert S. Stewart

Executive Vice President, Strategy, Corporate Development and Communications